EXHIBIT 10.1


                             SUBSCRIPTION AGREEMENT


         Pacific  Gold  Corp.   ("Company")   and  the  person   executing  this
subscription agreement hereby agree as follows:

         1. Subscription for Shares. I (sometimes referred to herein as the ___________________ ("Investor") hereby subscribe for and agree to purchase $_______________ worth of the common stock ("Common Stock") being offered by the Company at $0.25 per share ("Shares") described in the Prospectus dated ______________________ of the Company ("Prospectus") upon the terms and conditions of the offering described in the Prospectus.

         2. Offering Period. The Shares are currently being offered by the Company through ______________________ ("Termination Date").

         3. Investor Delivery of Documents and Payment. I hereby tender to the Company (i) the full purchase price by check or wire and (ii) two manually executed copies of this Subscription Agreement. Prior to the acceptance of the subscription by the Company or the return of the subscription amount, the funds will not be held in an escrow account but will be the property of the Company.

         4. Acceptance or Rejection of Subscription. The Company has the right to reject this subscription for Shares, in whole or in part for any reason and at any time prior to it being accepted. In the event of the rejection of this subscription, my subscription amount paid will be returned promptly to me without interest or deduction and this Subscription Agreement will have no force or effect. The Shares subscribed for herein will not be deemed issued to or owned by me until two copies of this Subscription Agreement have been executed by me and countersigned by the Company and a closing with respect to my subscription has occurred.

         5. Closing and Delivery of Shares. Closings will occur on a rolling basis from time to time at the discretion of the Company, at the offices of the Company, at any time prior to the Termination Date. In the event my subscription is accepted, the certificates representing the Shares will be delivered promptly to me, along with a fully executed version of this Agreement within ten business days.

         6.     Investor   Representations   and   Warranties.   I  acknowledge,
represent and warrant to the Company as follows:

                6.1 Obligations of the Company and the Investor. The Company has no obligation to me other than as set forth in this Agreement. I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith will survive my death or disability. In order to induce the Company to issue and sell the Shares to me, I represent and warrant that the information relating to me stated herein is true and complete as of the date hereof and will be true and complete as of the date on which my purchase of Shares becomes effective. If, prior to the final consummation of the offer and sale of the Shares, there should be any change in such information or any of such information becomes incorrect or incomplete, I agree to notify the Company and supply the Company promptly with corrective information.


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                6.2    Information About the Company.

                       (1) I have read the Prospectus and fully understand the Prospectus, including the Section entitled "Risk Factors." I understand that there is no assurance as to the future performance of the Company. I have not relied on information other than what can be found in the Prospectus in making my decision to invest in the Shares.

                       (2) I have received no representation or warranty from the Company or any of its respective officers, directors, employees or agents in respect of my investment in the Company.

         7. Entity Authority. If the Investor is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

         8. Governing Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respect by the internal laws of the State of New York. Each of the Company and the Investor hereby (i) agrees that any legal suit, action or preceding arising out of or relating to his Subscription Agreement will be instituted exclusively in New York State Supreme Court, County of County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, and (v) agrees that service of process upon it mailed by certified mail to its address set forth on my signature page will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

         9. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

         10. Benefit. This Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representative, successors and assigns.

         11. Notices. All notices, offers, acceptance and nay other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addresses in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal or receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communication to me should be sent to my preferred address on the signature page hereto. All communications to the Company should be sent to Mr. Mitchell Geisler, President, Pacific Gold Corp., 157 Adelaide St. West, #600, Toronto, Ontario, Canada M5H 4E7. Each party may designate another address by notice to the other parties.

         12. Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.


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         13.    Section Headings. Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

         14. Survival of Representations; Warranties and Agreements. The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Shares.

         15. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.





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


SIGNATURE PAGE FOR INDIVIDUAL INVESTORS - COMPLETE ALL INFORMATION

Name: ______________________ Name of Joint Investor (if any): __________________

Residence Address:  ____________________________________________________________

Telephone:   (H)________________ (W)____________________ Fax ___________________

Occupation:__________________Employer:__________________________________________

Business Address: ______________________________________________________________

Send communications to:   | | Home     | | Office     | | E-Mail: ______________

Age:  _______________

Social Security Number:  ____________________

Check manner in which securities are to be held:

| |  Individual Ownership     | |  Tenants in Common     | |  Joint Tenants with
                                                              Right of Survivorship
                                                              (both parties must sign)

| |  Community Property                                  | |  Other (please indicate)
                                                              _______________________


________________________________________________________________________________
ALL INVESTORS MUST SIGN AND             | The foregoing subscription is accepted
PRINT NAME BELOW                        | and the Company hereby agrees to be
                                        | bound by its terms.
                                        |
                                        |
Signature:____________________________  |
                                        |
Print Name:___________________________  | PACIFIC GOLD CORP.
                                        |
Date:_________________________________  |
                                        |
       [Joint Subscriber, if any]       | By: _____________________________
                                        | Name:  Mitchell Geisler
Signature:____________________________  | Title: President
                                        |
Print Name:___________________________  | Date: ___________________________
                                        |
Date:_________________________________  |
________________________________________________________________________________



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


SIGNATURE PAGE FOR ENTITY INVESTORS - COMPLETE ALL INFORMATION

Name of Entity: ________________________________________________________________

Address of Principal Office: ___________________________________________________

Telephone: ____________________________     Fax: _______________________________

Taxpayer Identification Number: ____________________________


Check type of Entity:

   | |   Employee Benefit      | |   Limited             | |   General         | |   Individual
         Plan Trust                  Partnership               Partnership           Retirement Account

   | |   Limited Liability     | |   Revocable Trust     | |   Corporation     | |   Other
         Company                                                                     (please indicate)

Date of Formation or incorporation: ____________

State of Formation: ___________________

Describe the business of the Entity: ___________________________________________

________________________________________________________________________________

List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

________________________________________________________________________________
Name                    | Position               |Authority for this investment
                        |                        |         (yes or no)
________________________|________________________|______________________________
                        |                        |
________________________|________________________|______________________________
                        |                        |
________________________|________________________|______________________________
                        |                        |
________________________|________________________|______________________________




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



________________________________________________________________________________
ALL INVESTORS MUST SIGN AND             | The foregoing subscription is accepted
PRINT NAME BELOW                        | and the Company hereby agrees to be
                                        | bound by its terms.
                                        |
                                        |
Signature:____________________________  |
                                        |
Print Name:___________________________  | PACIFIC GOLD CORP.
                                        |
Date:_________________________________  |
                                        |
       [Joint Subscriber, if any]       | By: _____________________________
                                        | Name:  Mitchell Geisler
Signature:____________________________  | Title: President
                                        |
Print Name:___________________________  | Date: ___________________________
                                        |
Date:_________________________________  |
________________________________________________________________________________




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